Exhibit 10.17

[EXECUTION]

WAIVER AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

THIS WAIVER AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 17, 2024, is by and among STARCO BRANDS, INC., a Nevada corporation (“Starco”), Whipshots Holdings, LLC, a Delaware limited liability company (“Whipshots Holdings”), Whipshots, LLC, a Wyoming limited liability company (“Whipshots”), The AOS Group Inc., a Delaware corporation (“AOS Group”), Skylar Body, LLC, a Delaware limited liability company (“Skylar”), Soylent Nutrition, Inc., a Delaware corporation (“Soylent”; and together with Starco, Whipshots Holdings, Whipshots, AOS Group and Skylar, individually and collectively, jointly and severally, the “Borrower”), and GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into certain financing arrangements, pursuant to which, among other things, Lender may make loans and advances to Borrower, as set forth in that certain Loan and Security Agreement, dated as of May 24, 2024, by and among Borrower and Lender (as amended, restated, supplemented or modified from time to time, the “Loan Agreement” and together with all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as amended, restated, supplemented or modified from time to time, collectively, the “Loan Documents”); and

WHEREAS, an Event of Default has occurred and is continuing under the Loan Agreement as a result of the Borrower’s failure to maintain EBITDA of at least ($900,000) for the three (3) month period ending July 31, 2024, in violation of Section 8.1 of the Loan Agreement, resulting in an Event of Default under Section 9.2 of the Loan Agreement (the “Specified Default”); and

WHEREAS, Borrower has requested that Lender (i) waive the Specified Default, and (ii) agree to make certain modifications to the Loan Agreement, and Lender is willing to agree to waive the Specified Default and make such modifications, in each case, subject to the terms and conditions and to the extent set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1. Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

2. Waiver; Reservation of Rights.

2.1 Waiver. Lender hereby waives the Specified Default, subject to (i) there being no Default or Event of Default in existence and continuing on the date hereof after giving effect to this Amendment, and (ii) the other terms and conditions set forth herein.

2.2 No Other Waiver. Except as expressly provided in Section 2.1 of this Amendment, Lender has not waived, is not by this Amendment waiving, and has no intention of waiving, any Event of Default that may be continuing on the effective date hereof or any Event of Default that may occur after the effective date hereof, and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Event of Default that may have occurred or is continuing as of the effective date hereof or that may occur after the effective date hereof.

2.3 Reservation of Rights. Subject to the waiver contained in Section 2.1, Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Loan Documents as a result of any Event of Default (other than the Specified Default) that may be continuing on the effective date hereof or any Event of Default (other than the Specified Default) that may have occurred or occur after the effective date hereof, Lender has not waived any of such rights or remedies, and nothing in this Amendment, and no delay on the part of Lender in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

3. Amendments to Loan Agreement.

3.1 Permitted Liens. Effective as of the date hereof, the definition of “Permitted Liens” set forth in Section 1.1 of the Loan Agreement is hereby amended by deleting the period at the end of clause (p) and adding “; and” in its place, and by the addition of new clause (q) to read in its entirety as follows:

“(q) Liens over cash collateral (and any deposit accounts solely containing such cash collateral) in connection in respect of credit cards, credit card processing services provided by BMO Bank N.A. (or other financial institution reasonably acceptable to Lender), not in excess of $105,000.”

3.2 Financial Statements. Effective as of the date hereof, Section 6.6(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) as soon as available, and in any event, (i) within forty five (45) days following the end of each month that is the end of a fiscal quarter and (ii) within thirty (30) days following the end of each other month, a copy of the internal financial statements of the Loan Parties regarding such month, including balance sheet, statement of income and retained earnings, statement of cash flows for the month then ended and such other information (including nonfinancial information) as the Lender may reasonably request, in reasonable detail, prepared and certified as accurate by a Responsible Officer of Administrative Borrower to the effect that such statements are fairly stated in all material respects;”

3.3 Certificates; Other Information. Effective as of the date hereof, Section 6.7 of the Loan Agreement is hereby amended to (i) delete the “and” at the end of clause (d), (ii) replace the “.” at the end of clause (e) with “; and”, and (iii) insert the following new clause (f) at the end thereof:

“(f) at least once every seven (7) days, deliver to Lender a 13-week cash flow forecast for the Loan Parties in form and detail reasonably acceptable to the Lender.”

4. Amendment Fee. In consideration of the amendments made hereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, concurrently with the execution of this Agreement, Borrower shall pay to Lender an amendment fee in the amount of $5,000 (the “Amendment Fee”). The Amendment Fee is fully earned, due and payable on the date hereof and shall not be subject to rebate, refund or proration for any reason whatsoever.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

5.1 Amendment. Lender shall have received a counterpart of this Amendment duly executed by Borrower.

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5.2 Amendment Fee. Lender shall have received the Amendment Fee.

5.3 Representations and Warranties. The representations and warranties of Borrower contained in the Loan Agreement, this Amendment and the other Loan Documents shall be true and correct on and as of the date hereof (except for representations and warranties that expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

5.4 No Defaults. No Default or Event of Default shall have occurred and be continuing.

6. Provisions of General Application.

6.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control.

6.2 Legal Expenses. Borrower shall pay on demand all fees and expenses incurred by Borrower in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

6.4 Merger. This Amendment and the documents executed in connection herewith represent the entire expression of the agreement of Borrower and Lender regarding the matters set forth herein. No modification, rescission, waiver, release or Amendment of any provision under the Loan Documents shall be made, except by a written agreement signed by Borrower and Lender.

6.5 Binding Effect; No Third-Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. This Amendment is solely for the benefit of each of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Amendment.

6.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

6.7 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

6.8 Counterparts. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment. This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment or notice.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER:	STARCO BRANDS, INC.

	By:	/s/ Kevin Zaccardi
	Name:	Kevin Zaccardi
	Title:	CFO

WHIPSHOTS HOLDINGS, LLC

	By:	/s/ Kevin Zaccardi
	Name:	Kevin Zaccardi
	Title:	CFO

WHIPSHOTS, LLC

	By:	/s/ Kevin Zaccardi
	Name:	Kevin Zaccardi
	Title:	CFO

THE AOS GROUP INC.

	By:	/s/ Kevin Zaccardi
	Name:	Kevin Zaccardi
	Title:	CFO

SKYLAR BODY, LLC

	By:	/s/ Kevin Zaccardi
	Name:	Kevin Zaccardi
	Title:	CFO

SOYLENT NUTRITION, INC.

	By:	/s/ Kevin Zaccardi
	Name:	Kevin Zaccardi
	Title:	CFO

[Signature Page to Waiver and Amendment No. 1 to Loan Agreement]

LENDER:	GIBRALTAR BUSINESS CAPITAL, LLC

	By:	/s/ Todd A. Seehase
	Name:	Todd A. Seehase
	Title:	SVP

[Signature Page to Waiver and Amendment No. 1 to Loan Agreement]